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                                                                   Exhibit 10.36
                         REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT dated as of November 6, 1995 between AUTOTOTE CORPORATION, a Delaware corporation (the "Company"), and HARTFORD STOCK FUND and HARTFORD ADVISERS FUND (together, the "Funds").

          Concurrently with the execution and delivery hereof, the parties have entered into an Agreement dated as of the date hereof (the "PIK Agreement"), pursuant to which the Company has agreed to pay the interest due on each of August 15, 1995 and February 15, 1996 on the Company's outstanding 5-1/2% Convertible Subordinated Debentures due 2001 (the "Debentures") by issuing shares of its Class A Common Stock, $.01 par value ("Class A Stock"), in lieu of cash, all upon the terms and subject to the conditions provided therein. To induce the Funds to enter into the PIK Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Definitions.
               -----------

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          BT Shares:  Shares of common stock of the Company issued or issuable
          ---------
pursuant to the warrants heretofore issued to Bankers Trust Company and others pursuant to a Warrant Agreement dated as of September 14, 1995.

            Business Day:  Each day that is not a Saturday or Sunday or a day on
            ------------
which banks located in the City of New York are authorized or required to be closed.

          Commission:  The Securities and Exchange Commission.
          ----------

            Exchange Act:  The Securities Exchange Act of 1934, as amended.
            ------------

          Holders:  The Funds (so long as they continue to hold Registrable
          -------
Securities) and any subsequent transferee of Registrable Securities to which the registration rights granted hereunder are assigned in accordance with Section 3(c).

            Interest Shares:  (i) Shares of Class A Stock issued by the Company
            ---------------
to the Funds in satisfaction of interest due on August 15, 1995 or February 15, 1996 on the Debentures, and (ii) any securities issued by the Company with respect to any of the securities referred to in clause (i) above or this clause
(ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

            Person:  An individual, partnership, corporation, joint venture,
            ------
trust, estate, unincorporated organization, or a government or agency or political subdivision thereof.
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          Prospectus:  The prospectus included in a Registration Statement, as
          ----------
amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

            Registrable Securities:  Any Interest Shares until (i) one or more
            ----------------------
registration statements covering such Interest Shares have become effective under the Securities Act and such Interest Shares have been disposed of pursuant to such effective registration statement, (ii) such Interest Shares have been sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or under which such Interest Shares may be sold pursuant to Rule 144(k), (iii) such Interest Shares may be sold pursuant to Rule 144(k), or (iv) the Company has delivered a new certificate or other evidence of ownership for such Interest Shares not bearing any legend relating to restrictions on transfer and such Interest Shares may be resold without subsequent registration under the Securities Act, or (v) such Interest Shares shall have ceased to be outstanding.

          Registration Expenses:  See Section 2(e).
          ---------------------

          Registration Statement:  Any registration statement of the Company
          ----------------------
relating to the registration for resale of Registrable Securities pursuant to the registration statement, which is filed pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements thereto.

          Securities Act:  The Securities Act of 1933, as amended.
          --------------

          Suspension Period:  See Section 2(a)(v).
          -----------------

          2. Registration Rights.
             -------------------

          (a)  Demand Registration Rights.  (i)  At any time prior to December
               --------------------------
31, 1998, the Holders of more than 40% of all of the Interest Shares then outstanding may make a written request to the Company for registration of Registrable Securities under the Securities Act with the Commission (or any successor entity) for a public offering of Registrable Securities (a "Demand Registration"). The Holders shall have the right, in the aggregate, to one Demand Registration of all or any part of their Registrable Securities (which Demand Registration may be on Form S-2 or S-3 or other short-forms if the Company then qualifies for such short form registration); provided, however,
                                                          --------  -------
that the Company shall not be required to effect a registration pursuant to this
Section 2(a)(i) with respect to any Registrable Securities unless the request for registration covers Registrable Securities representing at least 40% of all Registrable Securities then outstanding and held by the Holders. Whenever the Company shall receive a request for a Demand Registration, the Company will promptly give notice of such registration to all Holders and shall as expeditiously as is reasonable, use its best efforts to effect the registration under the Securities Act of the Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after such notice is given. All requests made pursuant to this Section 2(a)(i) will specify the number of shares of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

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          (ii)  A registration initiated as a Demand Registration shall not be deemed a Demand Registration (i) until a registration statement with respect thereto has become effective and has remained effective for the period of time in which the Company is required to keep such registration statement effective under this Agreement (without giving effect to any Suspension Period), provided,
                                                                       --------
however, that a registration that does not become effective after the Company
-------
has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Holders shall be deemed to have been effected by the Company, (ii) if after such registration statement has become effective, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and, as a result thereof, the offering of Registrable Securities is terminated prior to the sale thereof, unless prior thereto the Holders had a period of 30 consecutive days during which they were permitted to sell their Registrable Securities pursuant to such registration statement, or (iii) if after such registration statement has become effective, the Company exercises any of its rights under Section 2(a)(v), unless after giving effect to any termination of a Suspension Period the Holders had a period of 30 consecutive days during which they were permitted to sell their Registrable Securities pursuant to such registration statement.

          (iii) If the Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In any such underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering; provided, that such investment bankers and managers
                           --------
must be reasonably acceptable to the Company.

          (iv) The Company may delay the filing of a registration statement for up to 120 days if, at the time of a request for registration under Section 2(a)(i), (A) the Company is a party to a transaction involving the purchase, sale, conversion or issuance of securities of the Company (other than a transaction which is specifically not prohibited in Rule 10b-6 promulgated by the Commission under the Exchange Act), (B) in the good faith judgment of the Company's Board of Directors, there is material undisclosed information concerning the Company or any subsidiary of the Company which has not been disclosed to the general public for bona fide business reasons, or (C) financial
                                    ---- ----
statements required to be included or incorporated in the registration statement have not been prepared or are otherwise not available. In addition, the Company shall not be obligated to honor any such request for registration under Section 2(a)(i) at any time starting with the date 30 days prior to the Company's good faith estimate of the date of filing of, and ending on the date 120 days following the effective date of, a registration statement in connection with a bona fide public offering. The Company shall promptly notify the Holders of any delay in such filing, the reasons for such delay and proposed length of such delay.

          (v) The Company may suspend the effectiveness of any registration statement or, without suspending such effectiveness, instruct the Holders that no sales of Registrable Securities included in such registration statement may be made (and the Holders shall forthwith discontinue disposition of any such Registrable Securities) if, in the Company's good faith judgment, the Company would be required to disclose any actions taken or proposed to be taken by the Company, which disclosure would have a material adverse effect on the Company or on

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

such actions (a "Suspension Period") by providing the Holders with notice of such Suspension Period and the reasons therefor. The Company shall use its best efforts to provide such notice a reasonable number of days prior to the commencement of a Suspension Period, provided that in any event the Company shall provide such notice no later than the commencement of such Suspension Period. The Suspension Period shall not exceed 120 days in any consecutive 365-day period, provided that no more than one Suspension Period may be commenced in any such 365-day period. The Company shall give prompt notice to the Holders of the termination of any Suspension Period.

          (b)  Piggy-Back Registration.  If, at any time or from time to time
               -----------------------
prior to December 31, 1998 while any Registrable Securities are outstanding, the Company proposes to register any of its equity securities or debt securities convertible into its equity securities (whether for its own or others' account) to be offered for cash or cash equivalents in a public offering under the Securities Act (other than by a registration statement on Form S-8 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities or that would not be available for registration of Registrable Securities), the Company shall, as expeditiously as is reasonably possible (but in no event later than 30 days prior to any such registration), give notice to the Holders of the Company's intention to effect such registration. If, within 15 days after receipt of such notice, any Holder submits a written request to the Company specifying the Registrable Securities such Holder proposes to sell or otherwise dispose of (a "Piggy-Back Registration"), the Company shall include the number of shares of Registrable Securities specified in such Holder's request in such registration statement and the Company shall use its best efforts to effect the registration under the Securities Act of such Registrable Securities to the extent requisite to permit the proposed sale or other disposition thereof, provided, however,
                                                          --------  -------
that if, at any time after giving notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine not to register or to delay registration of such securities, the Company shall give notice of such determination to the Holders and, thereupon, (i) in the case of a determination not to register any securities, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering any securities, the Company shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities; and, provided, further, that if, after any
                                        --------  -------
such registration statement has been declared effective, the Company reasonably determines that it would be required to disclose any actions taken or proposed to be taken by the Company, which disclosure would have a material adverse effect on the Company or on such actions, the Company shall, subject to discontinuance of sales of all other securities covered by the registration statement, be entitled to suspend the effectiveness of such registration statement, or without suspending such effectiveness, to request that each Holder forthwith discontinue the disposition of such Registrable Securities and each such Holder agrees that it will discontinue the disposition of such Registrable Securities pursuant to such registration statement (so long as the disposition of all other such securities is also discontinued) and thereupon the Company shall be relieved of its obligation under this Section 2(b) with respect to such registration (but not from its obligation to pay the Registration Expenses in connection therewith to the extent provided in Section 2(e)). Any Holder participating in an underwritten offering pursuant to this Section 2(b) shall, if required by the managing underwriter or underwriters of such offering, enter into an underwriting agreement in a form customary for underwritten offerings of the same general type as such offering.

          No Holder shall have the right to include any Registrable Securities in a registration statement initiated as a Piggy-Back Registration under this
Section 2(b) unless (i) such securities are of the same class and type as the Registrable Securities being registered, and (ii) if such Piggy-Back Registration is an underwritten offering, the Company or such Person, as applicable, agree in writing to sell their securities on the same terms and conditions as apply to the Registrable Securities being sold.

          (c)  Reduction of Offering.  Notwithstanding anything contained
               ---------------------
herein, if, in the opinion of the managing underwriter or underwriters of an offering described in Section 2(a) or (b), the size of the offering that the Holders, the Company or any other Person intends to make or the kind or combination of securities that the Holders, the Company and any other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, including if marketing factors require a limitation of the number of Registrable Securities to be underwritten, then:

          (i) in the case of a Demand Registration, the amount of any Class A Stock proposed to be offered shall be reduced or excluded from the offering as follows:

          If shares of common stock of the Company issued or issuable pursuant to the warrants heretofore issued to Lehman Brothers Finances S.A. and Pilgrim Prime Rate Trust (such warrants, the "Lehman Warrants," and such shares, the "Lehman Shares") are proposed to be included in the underwriting as a result of the exercise of incidental registration rights previously granted under the Lehman Warrants, then the number of shares that shall be included in the underwriting shall be allocated as follows: (A) one Lehman Share shall be included for each share held by the Holders and all other holders of common stock of the Company possessing registration rights whose shares are to be included in the underwriting and any shares to be sold for the account of the Company (collectively, the "Non-Lehman Shares") until either the limit is reached or all the Lehman Shares are included in the underwriting (so that an equal number of Lehman Shares and Non-Lehman Shares are included in the underwriting pursuant to this clause (A)), and (B) any excess shares up to such limitation shall be Non-Lehman Shares. In allocating Non-Lehman Shares under clauses (A) and (B) of the immediately preceding sentence, or if no Lehman Shares are proposed to be included in the underwriting, the amount allocated shall be such that each holder of Non-Lehman Shares (including any Holder) may include in the underwriting that portion of the amount to be allocated which the number of shares proposed to be included by such holder bears to the aggregate number of shares proposed to be included by holders of all Non-Lehman Shares.

          (ii) in the case of a Piggy-Back Registration, the amount of any Class A Stock proposed to be offered shall be reduced or excluded from the offering as follows:

          (A) If the registration is initiated as a result of the exercise by a holder of Lehman Shares of demand registration rights ("Lehman Demand Rights"), then the number of shares to be included in the underwriting shall be allocated as follows: (1) all Lehman Shares to be sold shall be included and (2) any additional shares to be included shall be allocated pursuant to the last sentence of Section 2(c)(i) and (B) if the registration is not initiated as a result of the exercise of Lehman Demand Rights, then the number of Non-Lehman Shares of holders not initiating the registration which may be included therein shall be allocated as set forth in the last sentence of Section 2(c)(i), subject to Section 2(c)(i)(A) if Lehman Shares are included as a result of the exercise of incidental registration rights relating thereto; provided, that, in the case of clauses (A) and (B) of this paragraph, if BT Shares are proposed to be included in the registration as a result of the exercise of any registration rights previously granted to the holders of BT Shares, all of such BT Shares shall be included in any such registration before any Non-Lehman Shares held by the Holders.

          (d)  Registration  Procedures.  Whenever the Holders request that any
               ------------------------
Registrable Securities be registered pursuant to this Section 2, the Company will, subject to the limitations otherwise provided in this Agreement, use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and in connection with any such request:

          (i) The Company will prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 120 days or, if earlier, until all of such Registrable Securities have been disposed of, subject to any Suspension Period which will suspend any remaining portion of such 120-day period until termination of such Suspension Period.

          (ii) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Holders requesting registration of Registrable Securities and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to the Holders requesting registration of Registrable Securities and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Holders requesting registration of Registrable Securities or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders.

          (iii) After the filing of the registration statement, the Company will promptly notify the Holders of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (iv) The Company will use its best efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Holders requesting registration of Registrable Securities reasonably (in light of such Holders' intended plan of distribution) request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement; provided that the Company will not be required to (A) qualify
                --------
     generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (v) The Company will immediately notify the Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Holders any such supplement or amendment.

          (vi) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

          (vii) The Company will make available for inspection by the Holders requesting registration of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by such Holders or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public.

          (viii) The Company will furnish to the Holders requesting registration of Registrable Securities and to each underwriter, if any, a signed counterpart, addressed

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     to such Holders or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be.

          (ix) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (x) The Company will (at its own expense) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or automated inter-dealer quotation system, as the case may be, on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted by the rules of such exchange or system.

          The Company may require the Holders requesting registration of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(d)(iii) or (v), the Holders will forthwith discontinue disposition of any Registrable Securities registered pursuant to this Section 2 pursuant to the registration statement covering such Registrable Securities until any such stop order (if entered) has been removed or the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(d)(v), and, if so directed by the Company, the Holders will deliver to the Company all copies, other than permanent file copies then in such Holders' possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2(d)(i)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2(d)(iii) or (v), as the case may be, to the date when the Company shall have removed any stop order that has been entered or the date that the Company shall make available to the Holder a prospectus supplemented or amended to conform with the requirements of Section 2(d)(v), as the case may be.

          (e)  Registration Expenses.  In connection with any registration
               ---------------------
statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all registration and filing fees and expenses (including filings made with the National Association of Securities Dealers Inc.), (ii) fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) expenses of printing; (iv) fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any "cold comfort" or "agreed upon procedures" letters required by or incident to such performance); and (vii) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses of any Person, including special experts, retained by the Company. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of Holders selling Registrable Securities under this Section 2 (or any of the agents who manage any Holder's account).

          (f)  Indemnification and Contribution.  (i) The Company agrees to
               --------------------------------
indemnify and hold harmless each Holder and each Person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including, without limiting the foregoing but subject to Section 6(c) hereof, the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made in the case of the Prospectus, not misleading, except insofar as such losses, claims, damages, liabilities, or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon information (i) relating to such Holder, furnished in writing to the Company by or on behalf of such Holder expressly for use therein or (ii) made in any preliminary Prospectus if a copy of the Prospectus (as amended or supplemented) was not sent or given by or on behalf of the Holder to the Person asserting any such loss, claim, damage or liability or obtaining such judgment at or prior to the written confirmation of the sale of the Registrable Securities as required by the Act, and the Prospectus (as so amended or supplemented) would have corrected such untrue statement or omission; provided, however, that the Company shall have furnished
                       --------  -------
copies of such Prospectus (as so amended or supplemented) to the Holder in compliance with Section 2(d)(iii).

          (ii) As a condition to the inclusion of its Registrable Securities in any Registration Statement pursuant to this Agreement, each Holder thereof will furnish to the Company in writing, promptly after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Registration Statement, Prospectus or preliminary prospectus and agrees to indemnify and hold harmless, the Company and its directors, its officers who sign such Registration Statement, and any Person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each Holder and Persons controlling such Holder, but only with reference to information relating to such Holder furnished in writing by or on behalf of such Holder expressly for use in such Registration Statement or the Prospectus or any preliminary Prospectus included therein. In case any action shall be brought against the Company, any of its directors, any such officer, or any such controlling Person based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against one or more of the Holders, such Holders shall have the rights and duties given to the Company (except that if the Company as provided in Section 2(f)(iii) shall have assumed the defense thereof such Holders shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at such Holders' expense) and the Company and its directors, any such officers, and any such controlling Person shall have the rights and duties given by Section 2(f)(iii). In no event shall the liability of any selling Holder hereunder be greater than the gross proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (iii) In case any action or proceeding shall be brought against any Holder or any Person controlling such Holder, based upon the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and with respect to which indemnity may be sought against the Company, such Holder or such Person controlling such Holder shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Holder and payment of all reasonable fees and expenses relating thereto. Such Holder and such Persons controlling such Holder shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Holder's expense unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has not assumed the defense and employed counsel reasonably satisfactory to such Holder within 15 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both a Holder or any Person controlling such Holder and the Company and such Holder or any Person controlling such Holder shall have been advised by such counsel that there may be one or more legal defenses available to such Holder or Person controlling such Holder that are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Holder or controlling Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Holders and controlling Persons, which firm shall be designated in writing by the Holders of a majority of the Registrable Securities. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, which consent shall not be unreasonably withheld, or if there is a final judgment for the plaintiff, the Company agrees to indemnify and hold harmless such Holder and all Persons controlling such Holder from and against any loss or liability by reason of such settlement or judgment.

          (iv) If the indemnification provided for in this Section 2(f) is unavailable to an indemnified party under Sections 2(f)(i) or (ii) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided
                                                --------
that no Holder shall be required to contribute an amount greater than the gross proceeds received by such Holder with respect to the sale of Registrable Securities giving rise to the indemnification obligation under this Section 2(f). The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company on the one hand or by the Holders on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          (v) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 2(f) were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2(f)(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in Section 2(f)(iv) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (g)  Participation in Underwritten Registrations. Subject to the
               -------------------------------------------
registration rights granted by the Company prior to the date hereof, no Person may participate in any underwritten registration hereunder unless such Person
(i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and the Holders and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

          (h)  Holdback Agreement.  Each Holder whose Registrable Securities are
               ------------------
covered by a Registration Statement filed pursuant to this Section 2 agrees, upon the request of the underwriter(s) in any underwritten offering permitted pursuant hereto, not to effect any public sale or distribution of securities of the Company of the same class as the securities or any security convertible into or exchangeable or exercisable for such security, included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration), during the 30-day period prior to, and during the 90-day period beginning on, the closing date of any such underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such underwriter(s).

          3.   Miscellaneous
               -------------

          (a) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the consent of Holders of at least 50% of the then outstanding Registrable Securities.

          (b) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, to the most current address of such Holder set forth on the records of the Company; and

          (ii) if to the Company, to Autotote Corporation, 888 Seventh Avenue, Suite 1808, New York, New York 10106, Attention: Martin E. Schloss, Esq., with copies to Kronish, Lieb, Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, New York 10036, Attention: Steven K. Weinberg, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          (c) Successors and Assigns.  The registration rights granted to the
              ----------------------
Funds pursuant to this Agreement shall not be for the benefit of, or enforceable by, any subsequent holders of the Registrable Securities; provided, however,
                                                          --------  -------
that the registration rights granted to the Funds pursuant to this Agreement may be assigned to a transferee of Registrable Securities who signs a writing, in form and substance satisfactory to the Company, making such transferee a party to this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. Except as aforesaid, no Person shall acquire or have any right under or by virtue of this Agreement.

          (d) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (f) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

          (g) Severability.  If any one or more of the provisions contained
              ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (h) Entire Agreement.  This Agreement, together with the PIK Agreement
              ----------------
and the Debentures, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement, together with the PIK Agreement and the Debentures, supersedes all prior agreements and understandings between the parties with respect to such subject matter (including the letter agreement dated September 28, 1995 between the Company and Wellington Management Company, on behalf of the Funds).

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



AUTOTOTE CORPORATION                        HARTFORD STOCK FUND
                                            HARTFORD ADVISERS FUND
By
  ---------------------------
  Name:                                     By:  WELLINGTON MANAGEMENT COMPANY
  Title:
                                            By
                                              ---------------------------
                                              Name:
                                              Title: